SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: October 27, 1997

                              MICRO WAREHOUSE, INC.

                             535 Connecticut Avenue
                           Norwalk, Connecticut 06854
                                 (203) 899-4000

       Delaware                      0-20730                       06-1192793
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(State of Incorporation)       (Commission File No.)              (IRS Id. No.)

                         Exhibit Index Appears on Page 4

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Item 5. Other Events.

            This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Micro Warehouse, Inc. ("MWHS") for the purpose of providing the information set forth in a press release issued by MWHS on October 27, 1997, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

(a)         Financial Statement of Businesses Acquired.

            None.

(b)         Pro Forma Financial Information.

            None.

(c)         Exhibits.

            The following exhibit is filed herewith:

            99.1 Press Release dated October 27, 1997.


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MICRO WAREHOUSE, INC.
                                             (Registrant)


Date: October 27, 1997                  By /s/ Bruce L. Lev
                                           --------------------------------
                                           Bruce L. Lev
                                           Vice President


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                                  EXHIBIT INDEX

Exhibit
 Number                                               Description
-------                                               -----------
  99.1                                     Press Release dated October 27, 1997


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